                                                                   EXHIBIT 10.24


                    AMENDMENT NUMBER EIGHT TO LOAN AGREEMENT

                  THIS AMENDMENT NUMBER EIGHT TO LOAN AGREEMENT (this "Amendment"), dated as of June __, 2002, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

                  WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by those certain Amendments Numbers One, Two, Three, Four, Five, Six, and Seven to Loan Agreement dated as of March 28, 2001, May 18, 2001, November 19, 2001, January 29, 2002, February 19, 2002, March 8, 2002, and April 12, 2002 respectively (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein; and

                  WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement on the terms set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.   AMENDMENTS TO LOAN AGREEMENT.

     (a) Section 2.2(a) of the Loan Agreement is hereby amended by deleting the phrase "10 Business Days prior to the Maturity Date" appearing in the sixth sentence thereof, and replacing such phrase with the following phrase: "December 31, 2003".

     (b) Section 2.2A(a) of the Loan Agreement is hereby amended by deleting the phrase "10 Business Days prior to the Maturity Date" appearing in the sixth sentence thereof, and replacing such phrase with the following phrase: "April 8, 2004".


                                       1
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     (c) Section 3.5 of the Loan Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

     "On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand (including either (i) providing cash collateral to be held by Agent for the benefit of the Lender Group in an amount equal to 105% of the maximum amount of the Lender Group's obligations under outstanding Letters of Credit, or (ii) causing the original Letters of Credit to be returned to Agent)."

3. CONDITIONS PRECEDENT.

     (a) The representations and warranties in the Loan Agreement and the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

     (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.



                                       2
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To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. MISCELLANEOUS.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.



                                       3
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.


                           PHILIP SERVICES CORPORATION,
                           a Delaware corporation
                           By: /s/ Michael W. Ramirez
                           -----------------------------------------------------

                           PSC BY-PRODUCTS SERVICES, INC.,
                           a Delaware corporation

                           PSC INDUSTRIAL OUTSOURCING, INC.,
                           a Delaware corporation

                           PSC METALS, INC.,
                           an Ohio corporation

                           PSC INDUSTRIAL SERVICES, INC.,
                           a Delaware corporation

                           REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC., a Delaware corporation

                           NORTHLAND ENVIRONMENTAL, INC.,
                           a Delaware corporation

                           SOLVENT RECOVERY CORPORATION,
                           a Missouri corporation

                           PHILIP ENVIRONMENTAL SERVICES CORPORATION, a Missouri corporation

                           COUSINS WASTE CONTROL CORPORATION,
                           an Ohio corporation

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA, a Nevada corporation

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND, a Rhode Island corporation




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                           CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK - A 21ST
                           CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a New York corporation

                           BURLINGTON ENVIRONMENTAL INC.,
                           a Washington corporation

                           REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC., a Pennsylvania corporation

                           CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a Florida corporation

                           RESOURCE RECOVERY CORPORATION,
                           a Washington corporation

                           REPUBLIC ENVIRONMENTAL SYSTEMS
                           (TRANSPORTATION GROUP), INC.,
                           a Pennsylvania corporation

                           CHEM-FREIGHT, INC.,
                           an Ohio corporation

                           NORTRU, INC.,
                           a Michigan corporation

                           CHEMICAL RECLAMATION SERVICES, INC.,
                           a Texas corporation

                           PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                           THERMALKEM INC.,
                           a Delaware corporation

                           ALLWORTH, INC.,
                           an Alabama corporation



                                      S-2

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                           RHO-CHEM CORPORATION,
                           a California corporation

                           CYANOKEM INC.,
                           a Michigan corporation

                           INTERNATIONAL CATALYST, INC.,
                           a Nevada corporation

                           ALLWASTE TANK CLEANING, INC.,
                           a Georgia corporation

                           CAPPCO TUBULAR PRODUCTS USA, INC.,
                           a Georgia corporation

                           PHILIP METALS (NEW YORK), INC.,
                           a New York corporation

                           TOTAL REFRACTORY SYSTEMS, INC.,
                           a Nevada corporation

                           PHILIP SERVICES / NORTH CENTRAL, INC.,
                           an Iowa corporation

                           RMF GLOBAL, INC.,
                           an Ohio corporation

                           JESCO INDUSTRIAL SERVICE, INC.,
                           a Kentucky corporation

                           PHILIP METALS (USA), INC.,
                           an Ohio corporation

                           PHILIP METALS RECOVERY (USA) INC.,
                           an Arizona corporation

                           ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC., an Illinois corporation

                           LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                           SERV-TECH EPC, INC.,
                           a Nevada corporation




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                           PHILIP SERVICES PHENCORP INTERNATIONAL INC.,
                           a Delaware corporation

                           PHILIP TRANSPORTATION AND REMEDIATION, INC., a California corporation

                           DELTA MAINTENANCE, INC.,
                           a Louisiana corporation

                           PHILIP SERVICES CECATUR HOLDINGS LLC,
                           a Delaware limited liability company
                           BY: PHILIP SERVICES CECATUR, INC.
                           Its: Sole Member

                           PHILIP SERVICES CECATUR INC.,
                           a Delaware corporation

                           PHILIP SERVICES (PHENCORP) LLC,
                           a Delaware limited liability company
                           BY: PHILIP SERVICES PHENCORP
                           INTERNATIONAL, INC.
                           Its: Sole Member

                           PSC RECOVERY SYSTEMS, INC.,
                           a Georgia corporation

                           REPUBLIC ENVIRONMENTAL SYSTEMS
                           (TECHNICAL SERVICES GROUP), INC.,
                           a New Jersey corporation

                           RMF INDUSTRIAL CONTRACTING, INC.,
                           a Michigan corporation


                           BY:      /s/ Thomas P. O'Neill, Jr.
                           -----------------------------------------------------
                                    Thomas P. O'Neill, Jr.
                                    a Vice President of each of the above listed
                                    entities which is not a limited liability
                                    company, and as Vice President of the member
                                    entity of any limited liability company




                                      S-4
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                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation, as Agent and as a Lender


                           By:   /s/ Teresa M. Bolick
                                 -----------------------------------------------
                           Name:     Teresa M. Bolick
                                 -----------------------------------------------
                           Title:    Vice President
                                  ----------------------------------------------



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                           FOOTHILL INCOME TRUST L.P.,
                           a Delaware limited partnership, as a Lender


                           By:  FIT GP, LLC, its general partner


                           By:  Dennis R. Ascher
                               -------------------------------------------------
                           Its: Managing Member


                           FOOTHILL PARTNERS III, L.P.,
                           a Delaware limited partnership, as a Lender


                           By:  Dennis R. Ascher
                               -------------------------------------------------
                           Its: Managing General Partner




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                           ABLECO FINANCE LLC,
                           a Delaware limited liability company, as a Lender


                           By:    /s/ Kevin Genda
                                  ----------------------------------------------
                           Name:      Kevin Genda
                                  ----------------------------------------------
                           Title:     Senior Vice President
                                  ----------------------------------------------





                                      S-7
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                           MADELEINE LLC,
                           a New York limited liability company, as a Lender


                           By:    /s/ Kevin Genda
                                  ----------------------------------------------
                           Name:      Kevin Genda
                                  ----------------------------------------------
                           Title:     Senior Vice President
                                  ----------------------------------------------



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                           MEADOW WALK LIMITED PARTNERSHIP,
                           a Delaware limited partnership, as a Lender

                            By:      BAYBERRY CORP., its General Partner


                                     By:    /s/ Robert J. Mitchell
                                            ------------------------------------
                                     Name:      Robert J. Mitchell
                                            ------------------------------------
                                     Title:     Authorized Signatory
                                            ------------------------------------




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